                                                                   EXHIBIT 10.16

                                   EXHIBIT C

                                PROMISSORY NOTE

$24,389.20                                             San Francisco, California
                                                                   July 21, 1999

         For value received, the undersigned promises to pay 911Gifts, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $24,389.20 with interest from the date hereof at a rate of 5.74% per annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on July 20, 2003.

         If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

         Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

         Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest notice of protest and notice of nonpayment of this Note.

         This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                                        /s/ Hilary Billings
                                                        ------------------------
                                                        Hilary Billings

                                   EXHIBIT D

                         PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement (the "Agreement") is entered into this 21st day of July by and between 911Gifts, Inc., a Delaware corporation (the "Company") and Hilary Billings ("Purchaser").

                                    RECITALS

         In connection with Purchaser's exercise of an option to purchase certain shares of the Company's Common Stock (the "Shares") pursuant to an Option Agreement dated May 18, 1999 between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or partial payment of the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares of the terms set forth below.

                                   AGREEMENT

         In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Note shall become payable in full upon the voluntary or involuntary termination or cessation of employment of Purchaser with the Company, for any reason, with or without cause (including death or disability).

         2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

         3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").

         4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

         6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                  (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

                  (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

                  (c) Any remaining proceeds shall be delivered to Purchaser.

         7. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement; provided, however, that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Option in favor of the Company.

         The parties have executed this Pledge and Security Agreement as of the date first set forth above.

                                            COMPANY:

                                            911GIFTS, INC.

                                            By: /s/ Hilary Billings
                                                --------------------------------

                                            Name: Hilary Billings
                                                  ------------------------------
                                                  (print)

                                            Title: Pres. & CEO
                                                   -----------------------------

                                            Address:
                                            3647 India Street
                                            San Diego, CA 92103

                                            PURCHASER:

                                            HILARY BILLINGS

                                            /s/ Hilary Billings
                                            ------------------------------------
                                            (Signature)

                                            /s/ Hilary Billings
                                            ------------------------------------
                                            (Print Name)

                                            Address:
                                            2021 Lake Street
                                            San Francisco, CA 94121

                                  ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and 911 Gifts, Inc. (the "Company") dated ___________, _____ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company ______________________ (_____) shares of the Common Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No._____, and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated: ____________

                                     Signature:

                                     /s/ Hilary Billings
                                     -------------------------------------------
                                     Hilary Billings

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Spouse of Hilary Billings (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.